UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 31, 2007
Hanover Compressor Company

(Exact name of registrant as specified in its charter)

Delaware	1-13071	76-0625124

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12001 North Houston Rosslyn, Houston, Texas		77086

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 447-8787
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 31, 2007, we issued a press release announcing our financial results for the quarter ended June 30, 2007. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
99.1 Press release dated July 31, 2007, announcing the Company’s results of operations for the quarter ended June 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hanover Compressor Company
July 31, 2007	By:	/s/ Lee E. Beckelman
		Name:	Lee E. Beckelman
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 31, 2007, announcing the Company’s results of operations for the quarter ended June 30, 2007.